EXHIBIT 99.2


                       PEOPLES TELEPHONE COMPANY, INC.
                                   AND
                        ATLANTIC TELCO JOINT VENTURE
                  COMBINED PRO FORMA FINANCIAL STATEMENTS
                               (UNAUDITED)

                      PEOPLES TELEPHONE COMPANY, INC.
                      PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements give effect to the acquisition by Peoples Telephone Company, Inc. of Atlantic Telco Joint Venture in a transaction to be accounted for as a purchase. The unaudited pro forma balance sheet is based upon the individual balance sheets of Peoples Telephone Company, Inc. and Atlantic Telco Joint Venture as of March 31, 1994. The unaudited pro forma statements of income are based upon the individual statements of income of Peoples Telephone Company, Inc. and Atlantic Telco Joint Venture and combines the results of operations of Peoples Telephone Company, Inc. and Atlantic Telco Joint Venture (acquired by Peoples Telephone Company, Inc. as of June 23, 1994) for the three months ended March 31, 1994 and the year ended December 31, 1993 as if the acquisitions occurred on January 1, 1994 and 1993, respectively.

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
                      PEOPLES TELEPHONE COMPANY, INC.
                     PRO FORMA COMBINED BALANCE SHEETS
                               MARCH 31, 1994
                         (UNAUDITED, IN THOUSANDS)

                                             Peoples Telephone   Atlantic Telco     Pro Forma
Assets                                         Company, Inc.      Joint Venture    Adjustments       Pro Forma
                                             -----------------   --------------    -----------       ---------
Current assets:
 Cash and cash equivalents . . . . . . .        $     1,211        $      887      $     (887)(b)    $   1,211
 Accounts receivable, net of allowance
  for doubtful accounts. . . . . . . . .             23,071               315            (315)(b)       23,071
 Inventory . . . . . . . . . . . . . . .              5,137               375             (18)(c)        5,494
 Prepaid expenses and other
  current assets. . . . . . . . . . . . .             4,657                24             (24)(b)        4,657
                                                -----------        ----------       ---------         --------
  Total current assets. . . . . . . . . .            34,076             1,601          (1,244)          34,433

Property and equipment, net. . . . . . .             90,257             4,474          (1,106)(c)       93,625
Location contracts, net. . . . . . . . .             27,063            -                2,250 (c)       29,313
Goodwill, net. . . . . . . . . . . . . .             12,105            -                5,525 (d)       17,630
Other assets, net. . . . . . . . . . . .             19,181            -                  -             19,181
                                                -----------        ----------       ---------         --------

  Total assets . . . . . . . . . . . . .        $   182,682        $    6,075       $   5,425         $194,182
                                                ===========        ==========       =========         ========

Liabilities and Shareholders' Equity

Current liabilities:
 Accounts payable and accrued expenses .        $    16,951               807            (307)(b)     $ 17,451
 Other current liabilities . . . . . . .              6,623             -                 -              6,623
                                                -----------        ----------       ---------         --------

  Total current liabilities. . . . . . .             23,574               807            (307)(b)       24,074

Notes payable and long term debt . . . .             84,415             3,025           7,975 (a)       95,415
Other long term liabilities. . . . . . .              5,740             -                 -              5,740
                                                -----------        ----------       ---------         --------

  Total liabilities. . . . . . . . . . .            113,729             3,832           7,668          125,229
                                                -----------        ----------       ---------         --------

Shareholders' equity:
 Atlantic Telco's equity . . . . . . . .               -                2,243          (2,243)(e)         -
 Common stock. . . . . . . . . . . . . .                158             -                 -                158
 Capital in excess of par value. . . . .             59,057             -                 -             59,057
 Retained earnings . . . . . . . . . . .              9,738             -                 -              9,738
                                                -----------        ----------       ---------         --------

  Total shareholders' equity . . . . . .             68,953            2,2436          (2,243)          68,953
                                                -----------        ----------       ---------         --------

  Total liabilities and shareholders'
   equity. . . . . . . . . . . . . . . .        $   182,682        $    6,075       $   5,425         $194,182
                                                ===========        ==========       =========         ========

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
- --------------

NOTE 1 - The pro forma balance sheet has been prepared to reflect the acquisition of Atlantic Telco Joint Venture by Peoples Telephone Company, Inc. for an aggregate price of $11.5 million. Pro forma adjustments are made to reflect the following:

(a) The draw down of $11 million from the line of credit combined with the elimination of $3 million in debt not acquired.
(b)  The elimination of assets and liabilities not acquired.
(c) The net asset of Atlantic Telco Joint Venture at estimate fair value at the acquisition date.
(d) The excess of acquisition cost over the fair value of net assets acquired (goodwill); and
(e)  The elimination of Atlantic Telco Joint Venture's equity.

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
                      PEOPLES TELEPHONE COMPANY, INC.
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                    THREE MONTHS ENDED MARCH 31, 1994
             (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                      Peoples Telephone   Atlantic Telco     Pro Forma
                                        Company, Inc.      Joint Venture    Adjustments       Pro Forma
                                      -----------------   --------------    -----------       ---------
Revenues:
 Coin calls                              $    17,857        $    1,951           -              $19,808
 Non-coin call                                20,141               464           -               20,605
 Gain on sale of assets                        2,015              -              -                2,015
 Service and other                             1,415                 9           -                1,424
                                         -----------        ----------       ---------          -------

  Total revenues                              41,428             2,424           -               43,852
                                         -----------        ----------       ---------          -------

Costs and expenses:

 Telephone charges                            16,390               800           -               17,190
 Commissions                                   6,855               627           -                7,482
 Filed services and collection                 6,055               186           -                6,241
 Depreciation and amortization                 5,429               145              76 (a)        5,650
 Selling, general, and administrative          3,685               387           -                4,072
 Interest                                      1,525                51             142 (b)        1,718
                                         -----------        ----------       ---------          -------
  Total costs and expenses                    39,939             2,196             218           42,353
                                         -----------        ----------       ---------          -------

Income before taxes                            1,489               228            (218)           1,499

Provision for income taxes                      (558)             -                 (4)(c)         (562)
                                         -----------        ----------       ---------          -------

Net income                               $       931        $      228       $    (222)         $   937
                                         ===========        ==========       =========          =======

Earnings per common and common
 equivalent share                        $      0.06                                            $  0.06
                                         ===========                                            =======

Earnings per common assuming full
 dilution                                $      0.06                                            $  0.06
                                         ===========                                            =======

number of shares - Primary                    16,425                                             16,425
                                         ===========                                            =======

number of shares - Fully Diluted              16,425                                             16,425
                                         ===========                                            =======

NOTE 1 - The above statement has been prepared to reflect the acquisition of Atlantic Telco Joint Venture by Peoples Telephone Company, Inc. for an aggregate price of $11.5 million. Pro forma adjustments are made to reflect the following:

(a) Additional depreciation and amortization from increased basis of equipment and location contracts acquired based on estimated useful lives of 10 years and 8 years, respectively, and the amortization of goodwill on a straight line basis over 20 years.
(b) Additional interest charges on the $11 million drawn from Peoples Telephone Company, Inc.'s line of credit.
(c)  Increase in income taxes relating to the foregoing adjustments.

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
                       PEOPLES TELEPHONE COMPANY, INC.
                PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                       YEAR ENDED DECEMBER 31, 1993
              (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                      Peoples Telephone   Atlantic Telco     Pro Forma
                                        Company, Inc.      Joint Venture    Adjustments       Pro Forma
                                      -----------------   --------------    -----------       ---------
Revenues:
 Coin calls. . . . . . . . . . . .       $    56,607        $   8,313              -           $ 64,920
 Non-coin calls. . . . . . . . . .            63,286            2,411              -             65,697
 Service and other . . . . . . . .             1,924              470              -              2,394
                                         -----------        ---------        ---------         --------

  Total revenues . . . . . . . . .           121,817           11,194              -            133,011
                                         -----------        ---------        ---------         --------

Costs and expenses:
 Telephone charges . . . . . . . .            40,907            3,357              -             44,264
 Commissions . . . . . . . . . . .            25,074            2,541              -             27,615
 Field services and collection . .            16,628              877              -             17,505
 Depreciation and amortization . .            16,109              571              315 (a)       16,995
 Selling, general, and
  administrative . . . . . . . . .            11,708            1,802              -             13,510
 Interest. . . . . . . . . . . . .             3,345              281              434 (b)        4,060
                                         -----------        ---------        ---------         --------
  Total costs and expenses . . . .           113,771            9,429              749          123,949
                                         -----------        ---------        ---------         --------

Income before taxes. . . . . . . .             8,046            1,765             (749)           9,062

Provision for income taxes . . . .            (3,031)             (10)            (373)(c)       (3,414)

Minority interest, net . . . . . .               327              -                -                327
                                         -----------        ---------        ---------         --------

Net income . . . . . . . . . . . .       $     5,342        $   1,755        $  (1,122)        $  5,975
                                         ===========        =========        =========         ========

Earnings per common and common
 equivalent share. . . . . . . . .       $      0.37                                           $   0.41
                                         ===========                                           ========

Earnings per common assuming full
 dilution. . . . . . . . . . . . .       $      0.37                                           $   0.41
                                         ===========                                           ========

number of shares - Primary . . . .            14,479                                             14,479
                                         ===========                                           ========

number of shares - Fully Diluted .            14,517                                             14,517
                                         ===========                                           ========

NOTE 1 - The above statement has been prepared to reflect the acquisition of Atlantic Telco Joint Venture by peoples Telephone Company, Inc. for an aggregate price of $11.5 million. Pro forma adjustments are made to reflect the following:

(a) Additional annual depreciation and amortization from increased basis of equipment and location contracts acquired based on estimated useful lives of 10 years and 8 years, respectively, and the amortization of goodwill on a straight line basis over 20 years.
(b) Additional annual interest charges on the $11 million drawn from Peoples Telephone Company, Inc.'s line of credit.
(c)  Increase in income taxes relating to the foregoing adjustments.